                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              ISOMET CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                              ISOMET CORPORATION
                             5263 Port Royal Road
                            Springfield, VA  22151



Notice of

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

May 28, 1998


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Isomet Corporation, a New Jersey Corporation (the "Corporation") will be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia, on Thursday, May 28, 1998, at 10:30 a.m., Eastern Standard Time, for the following purposes:

     1. To elect five directors of the Corporation to serve for the term of one year and until their respective successors have been elected and qualified; and

     2. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

     Only holders of record shares of Common Stock of the Corporation at the close of business on April 15, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     All stockholders of the Corporation are invited to attend the annual meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the envelope to which no postage need be affixed if mailed in the United States. Any stockholder who chooses to attend and vote in person has the power to revoke his proxy at any time before it is used by giving written notice of such revocation to the Secretary of the meeting.

                                By Order of The Board of Directors



                                Jerry W. Rayburn
                                Secretary

April 27, 1998
Springfield, Virginia

                              ISOMET CORPORATION
                             5263 Port Royal Road
                         Springfield, Virginia  22151

                                PROXY STATEMENT

     The enclosed Proxy is being solicited by the Board of Directors of Isomet Corporation (the "Corporation") in connection with Annual Meeting of Stockholders of the Corporation to be held at the main office of the Corporation, on Thursday, May 28, 1998, at 10:30 a.m., Eastern Standard Time, and at any adjournment or adjournments thereof. Only record holders of shares of Common Stock, $1.00 par value ("Common Stock") of the Corporation at the close of business on April 15, 1998 will be entitled to notice of any to vote at the Annual Meeting or any adjournments of such meeting. On that date there were 1,909,090 shares of Common Stock outstanding and entitled to vote at the meeting.

     Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation or by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instructions specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy will be voted FOR all of the matters described herein.

     All expenses attributable to this solicitation will be borne by the Corporation. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation.

     The Corporation's Annual Report for the fiscal year ended December 31, 1997, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

     The approximate mailing date of this Proxy Statement and accompanying form of Proxy is April 27, 1998.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     Stockholders are entitled to one vote for each share of Common Stock. However, in the election of directors, a stockholder has the right to cumulate his shares by giving one candidate as many votes as shall equal the number of directors to be elected, multiplied by the total number of shares, or to distribute them, on the same principle, among any number of candidates as the stockholder wishes. There are no prerequisites to the exercise of these cumulative voting rights. Persons named as proxies intend to cast votes equally among the five nominees for directors, but they reserve the right to cumulate and cast votes for less than all nominees or to distribute the votes among nominees at their discretion.

     The following table sets forth as of February 28, 1998 the number of shares and percentage of outstanding Common Stock owned by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock, and (iii) all directors and officers of the Corporation as a group. The address for the directors and officers is the same as the Corporation's address unless otherwise indicated.

                                                  COMMON STOCK
                                   ---------------------------------------
         NAME OF                       AMOUNT AND NATURE         PERCENT
     BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP/1/  OF CLASS/2/
     ----------------              --------------------------  -----------

     Leon Bademian                                  16,050/3/          .83
     Officer, Director
     and Nominee

     Jerry W. Rayburn                               15,000/4/          .78
     Officer, Director
     and Nominee

     Lee R. Marks                                    2,333             .12
     Officer, Director
     and Nominee

     Thomas P. Meloy                               131,103            6.87
     Director and Nominee
     413 Jefferson Street
     Morgantown, WV  26505

     Henry Zenzie                                  538,088/5/        28.19
     Officer, Director
     and Nominee

     All directors and officers
     as a group (8 persons)                        719,174           36.95

/1/Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

/2/Calculated on the basis of 1,909,090 shares of Common Stock outstanding at April 15, 1998, plus, in the case of the individual option holder, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within 60 days of that date through the exercise of outstanding options.

/3/Includes 15,000 shares that Mr. Bademian has an option to acquire within 60 days of April 15, 1998.

/4/Includes 15,000 shares that Mr. Rayburn has an option to acquire within 60 days of April 15, 1998.

/5/Includes 93,060 shares as to which Mr. Zenzie, as Nominee under certain
   Nominee and Option Agreements dated as of March 9, 1993, shares investment power for a maximum term of ten (10) years, but holds no voting powers hereto. Pursuant to these agreements, Mr. Zenzie also has an option to immediately acquire 18,612 of such shares.

                             ELECTION OF DIRECTORS

     At the annual meeting of stockholders five (5) directors are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

     The enclosed form of proxy provides a means for a stockholder to vote for one or more of the proposed nominees, or to withhold authority to vote for all of such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy, but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

     THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Identification of Directors and Nominees for Directors

     The following table sets forth certain information regarding each director and nominee.

                                                POSITION WITH        DIRECTOR
     NOMINEE                          AGE      THE CORPORATION        SINCE
     -------                          ---  ------------------------  --------

     Leon Bademian                     66  Executive Vice President    1981
                                           Operations and Director
     Lee R. Marks                      62  Director                    1987
     Thomas P. Meloy                   72  Director                    1977
     Jerry W. Rayburn                  57  Executive Vice President    1977
                                           Finance, Treasurer,
                                           Secretary and Director
     Henry Zenzie                      68  President, Director         1968

Business Experience

     The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

     Leon Bademian is Executive Vice President, Operations and Technical Director of the Corporation.

     Lee R. Marks is a member of the law firm of Ginsburg, Feldman and Bress, Chartered.

     Thomas P. Meloy, Ph.D. is Benedum Professor, West Virginia University.

     Jerry W. Rayburn is Executive Vice President, Finance,Treasurer and Secretary of the Corporation.

     Henry Zenzie is President of the Corporation. He is also a private investor in Henry Zenzie & Company, Princeton, New Jersey. Prior to joining the Corporation as President in 1981, Mr. Zenzie was Senior Vice President of Prescott, Ball and Turben, New York, New York from 1978.

                             FAMILY RELATIONSHIPS

     There are no family relationships between any director, executive officer or director nominee.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The law firm of Ginsburg, Feldman and Bress, Chartered, of which Lee R. Marks, a Director and Nominee Director of the Corporation, is a member, received fees in fiscal 1997 for legal services rendered to the Corporation. It is anticipated that Ginsburg, Feldman and Bress will continue to provide legal services to the Corporation, to be billed at the law firm's usual hourly rates, in 1998.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held one meeting in the fiscal year ended December 31, 1997. This meeting was attended by all of the Directors.

     The Board of Directors has an audit committee, consisting of Lee R. Marks, Thomas P. Meloy and Jerry W. Rayburn.

                            EXECUTIVE COMPENSATION

(a) The following information is furnished with respect to the President of the Corporation and the other five executive officers of the Corporation. The executive officers of the Corporation are the highest paid employees of the Corporation for the fiscal year ended December 31, 1997.

                        (b) Summary Compensation Table

                                                                    Long Term Compensation
                             Annual Compensation                      Awards             Payouts
(a)                (b)       (c)          (d)          (e)     (f)            (g)          (h)              (i)
                                                       Other
Name                                                   Annual  Restricted     Securities                     All
and                                                    Compen-   Stock        Underlying        LTIP        Other
Principal                      Salary       Bonus      sation   Award(s)      Options/         Payouts      Comp.
Position             Year       ($)         ($)(1)      ($)     SARs (#)          ($)            ($)         ($)
-------------------------------------------------------------------------------------------------------------------

Henry Zenzie          1997       79,229       -0-        -0-        -0-            -0-           -0-          -0-
President             1996       76,551       -0-        -0-        -0-            -0-           -0-          -0-
                      1995       76,588       -0-        -0-        -0-            -0-           -0-          -0-

Jerry Rayburn         1997      128,326     2,567        -0-        -0-            -0-           -0-          -0-
Executive Vice        1996      123,573     2,471        -0-        -0-            -0-           -0-          -0-
President of          1995      124,048     2,481        -0-        -0-            -0-           -0-          -0-
Finance and
Treasurer

Leon Bademian         1997      139,163     2,783        -0-        -0-            -0-           -0-          -0-
Executive Vice        1996      123,573     2,471        -0-        -0-            -0-           -0-          -0-
President of          1995      124,048     2,481        -0-        -0-            -0-           -0-          -0-
Operations

Robert Bonner         1997       82,859     1,657        -0-        -0-            -0-           -0-          -0-
Vice President        1996       73,570     1,471        -0-        -0-            -0-           -0-          -0-
                      1995       73,853     1,477        -0-        -0-            -0-           -0-          -0-

Frank Hamby           1997       82,859     1,657        -0-        -0-            -0-           -0-          -0-
Vice President        1996       73,570     1,471        -0-        -0-            -0-           -0-          -0-
                      1995       73,853       739        -0-        -0-            -0-           -0-          -0-

Delmar Rader          1997       82,859     1,657        -0-        -0-            -0-           -0-          -0-
Vice President        1996       73,570     1,471        -0-        -0-            -0-           -0-          -0-
                      1995       73,853     1,477        -0-        -0-            -0-           -0-          -0-

(1)  This amount represents Corporation's annual contributions to 401(k) plan.

(c)  Option/SAR Grants in Last Fiscal Year Table

There were no option/SAR grants in the last fiscal year.

            (d) Aggregated Option/SAR Exercises in Last Fiscal Year
                  and Fiscal Year End Option/SAR Value Table


(a)                     (b)                 (c)        (d)               (e)

                                                       Number of
                                                       Securities        Value of
                                                       Underlying        Unexercised
                                                       Unexercised       In-the-Money
                                                       Options/SAR's     Options/SARs
                                                       at FY-End (#)     at FY-End($)(1)

                        Shares Acquired     Value      Exercisable/      Exercisable/
Name                    on Exercise         Realized   Unexercisable     Unexercisable
                             (#)              ($)
Henry Zenzie                    -0-              -0-      ---/30,000(2)     ---/82,500

Jerry W. Rayburn                -0-              -0-   15,000/30,000(2)  44,700/82,500

Leon Bademian                   -0-              -0-   15,000/30,000(2)  44,700/82,500

Robert Bonner                   -0-              -0-    3,500/---        10,430/---

Frank Hamby                   3,500           16,135      ---/---           ---/---

Delmar R. Rader                 -0-              -0-    3,500/---        10,430/---


     (1) Closing price on December 31, 1997 was above the exercise price for both exercisable option shares and unexercisable option shares.

     (2) 30,000 of these option shares may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise; or (iv) there is a change of ownership or effective control in the Corporation within the meaning of
         Section 280G of the United States Internal Revenue Code.

(e)  Long-Term Incentive Plans - Awards in Last Fiscal Year

     None.  The Corporation does not maintain any long-term incentive plan.

(f)  Defined Benefit or Actuarial Plan Disclosure - Pension Plan Table

     Not applicable.

(g)  Compensation of Directors

     Standard Arrangements:  The Corporation does not pay director's fees.

     Other Arrangements: On January 11, 1993, the Board of Directors approved the grant of incentive stock options under the 1992 Isomet Corporation Incentive Stock Option Plan to certain employees of the Corporation. The officers receiving such options under this grant were as follows: (i) Leon Bademian, 15,000 option shares; (ii) Jerry W. Rayburn, 15,000 option shares; (iii) Frank Hamby, 3,500 option shares; (iv) Robert Bonner, 3,500 option shares; and (v) Delmar R. Rader, 3,500 option shares. The option exercise price for these qualified shares is $1.52 per share (the fair market value of the shares on the date of grant). In 1997, Frank Hamby exercised the option for 3,500 shares.The remaining options expire on January 12, 2003 and are exercisable according to the following formula: 33 1/3% of the shares may be exercised on January 12, 1994 66 2/3% of the shares may be exercised on January 12, 1995; and 100% of the shares may be exercised on January 12, 1996.

(h) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Employment Contracts:  None.  The Corporation has no employment contracts.

     Termination of Employment Arrangement: Effective as of June 1, 1994, the Corporation entered into severance agreements, identical in their terms and conditions, with two of its executive vice presidents, Leon Bademian and Jerry W. Rayburn. The terms of each severance agreement provide that in the event the Corporation terminates the executive's employment with the Corporation for any reason, the executive shall be entitled to receive severance pay equal to twelve months' compensation based upon his then annual base salary only (i.e., exclusive of any bonus or other compensation), but in no event shall the severance pay be less than the total amount of $123,573, his annual base salary in effect as of the effective date of the severance agreement(s). Based upon the foregoing, the executive will not be entitled to severance in the event he voluntarily terminates his employment with the Corporation (which by way of illustration, but not limitation, includes death, disability, retirement or resignation). The severance agreements provide that the severance pay shall be paid in twelve equal monthly installments commencing one month after the Corporation terminates the executive's employment with the Corporation, provided, however, that the Corporation can within it's sole discretion prepay all or any part of such severance pay. The severance agreements also contain covenants restricting each executive from engaging in competing businesses or certain conduct with the Corporation's vendors; requiring the executive to return all Corporation owned materials and equipment; prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual prooperty rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreements also provide for injunctive relief as well as other remedies for breach.

     Change-in-Control Arrangements: On June 2, 1988, the Corporation's Board of Directors approved the grant of non-qualified stock options to purchase common stock to certain officers and directors of the Corporation as follows: (i) Henry Zenzie, 30,000 option shares; (ii) Leon Bademian, 30,000 option shares; (iii) Jerry W. Rayburn, 30,000 option shares; and (iv) Lee Marks, 7,500 option shares. The exercise price for all options granted was $1.75 per share. These non-qualified stock option shares terminate ten years from the date of grant and may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise, or (iv) there is a change of ownership or effective control in the Corporation within the meaning of Section 280G of the United States Internal Revenue Code.

(i)  Report on Repricing of Options/SARs

     None. The Corporation did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the named executive officers during the last fiscal year.

(j) Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     In 1997, four of the Corporation's directors participated in deliberations and decisions regarding executive officer compensation. They were Mr. Zenzie, Mr. Bademian, Mr. Rayburn and Mr. Marks.

(k)  Board Compensation Committee Report on Executive Compensation

     Not applicable.

(l)  Performance Graph

     Not applicable.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Aronson, Fetridge & Weigle, Certified Public Accountants, for the current calendar year. The Corporation has requested that a representative of Aronson, Fetridge & Weigle be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so and is expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholders wishing to submit a proposal for action at the 1999 Annual Meeting of Stockholders, pursuant to and in accordance with the requirement of Securities and Exchange Commission Regulation 240.14a-8, must present the proposal in writing to the Corporation no later than January 8, 1999.

                                 OTHER MATTERS

     At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgement with respect ot any other proposal presented for action at such meeting.

                            REPORTS TO STOCKHOLDERS

     A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1997, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Jerry W. Rayburn, Executive Vice President, Finance, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Jerry W. Rayburn
                                        Secretary

April 27, 1998
Springfield, Virginia

PROXY

                              ISOMET CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Lee R. Marks and Jerry W. Rayburn as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon all the shares of common stock of Isomet Corporation held on record by the undersigned on April 15, 1998, at the annual meeting of shareholders to be held on Thursday, May 28, 1998, or any adjournment thereof.

                          (Continued on reverse side)








                             FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED         Please mark
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.                         your votes as    [X]
                                                                                                         indicated in
                                                                                                         this example
1. ELECTION OF DIRECTORS                        Leon Bademian, Lee R. Marks, Thomas P. Meloy, Jerry W. Rayburn and Henry Zenzie
                           WITHHOLD
     FOR all nominees      AUTHORITY
   listed to the right  to vote for all         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
    (except as marked   nominees listed         NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)
     to the contrary)     to the right
                                                ____________________________________________________________________________________
            [_]               [_]

2. In their discretion, the Proxies are                                         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
   authorized to vote upon such other business                                  ____________________________________________________
   as may properly come before the meeting.                                     ____________________________________________________
                                                                                                    Signature

                                                                                Dated: _______________________________________, 1998

                                                                                When shares are held by tenants, both should sign.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title as such.
                                                                                If a corporation name, by President or other
                                                                                authorized officer.  If a partnership, please sign
                                                                                in partnership name by authorized person.


                                                                                ____________________________________________________
                                                                                              Signature if held jointly

                                                                                Dated: _______________________________________, 1998
                                                                                PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                                                                                PROMPTLY USING THE ENCLOSED ENVELOPE.

                             FOLD AND DETACH HERE